UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2019

CORMEDIX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34673	20-5894890
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Connell Drive, Suite 5000 Berkeley Heights, NJ	07922
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 517-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CRMD	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosures set forth in Item 5.03 below are incorporated herein for this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures set forth in Item 5.03 below are incorporated herein for this Item 3.02.

Item 3.03. Material Modifications to Rights of Security Holders.

The disclosures set forth in Item 5.03 below are incorporated herein for this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 5, 2019, CorMedix Inc. (the “Company”), filed the Certificate of Designation of the Series G Convertible Preferred Stock with the Secretary of State of the State of Delaware classifying and designating the rights, preferences and privileges of the Series G Convertible Preferred Stock, $0.001 par value (the “Series G Preferred Stock”), and a Second Amended and Restated Certificate of Designation of the Series E Convertible Preferred Stock modifying certain of the covenants and other terms thereof including providing for voting on an as converted basis.

Other than with respect to conversion price, liquidation preference, voting rights and certain modifications to the restrictive covenants contained therein as set forth in the Exchange Agreement, the Series G Preferred Stock will have substantially the same terms as the Company’s outstanding Series E Non-Voting Convertible Preferred Stock, $0.001 par value (the “Series E Preferred Stock”). The Series G Preferred Stock will be convertible, at the option of the holders thereof, into up to 5,560,138 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) in the aggregate at a conversion price of $3.37 per share. However, Elliott (as defined below) will be prohibited from converting the Series G Preferred Stock into shares of Common Stock to the extent that, as a result of such conversion, Elliott would own more than 4.99% of the total number of shares of Common Stock then issued and outstanding. Shares of the Series G Preferred Stock will have an aggregate liquidation preference of $18,736,452 and will initially rank junior to the Company’s outstanding Series C-3 Non-Voting Convertible Preferred Stock, $0.001 par value (the “Series C-3 Preferred Stock”) (subject to the Company obtaining any consent, waiver or other authorization from the holders of the Series C-3 Convertible Preferred Stock necessary for the subordination of the Series C-3 Convertible Preferred Stock to the Series G Preferred Stock, in each case, as to distributions of assets upon the Company’s liquidation, dissolution or winding up whether voluntarily or involuntarily) and pari passu with the Series E Preferred Stock. If at any time prior to the 18-month anniversary of the issuance of the Series G Preferred Stock the Common Stock trades at or above $11.25 for any 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (the “Trading Price Condition”), a specified number of shares of Series G Preferred Stock, up to a maximum of 2,513 shares of Series G Preferred Stock (which represent the right to convert into up to 139,769 shares of Common Stock), shall be automatically cancelled in accordance with the Exchange Agreement (if the number of shares of Series G Preferred Stock to be clawed back exceeds the number outstanding at such time as a result of prior conversions thereof, the corresponding number of shares of Common Stock into which such number of Series G Preferred Stock converted would be automatically cancelled). The shares of Series G Preferred Stock will be entitled to vote on an as-converted basis with respect to the number of shares of Common Stock into which they are convertible, based upon an assumed conversion price, solely for the purpose of the voting rights, equal to the closing price of the Common Stock on August 14, 2019. A summary description of the terms of the Series G Convertible Preferred Stock is contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 15, 2019.

On September 6, 2019, the Company, pursuant to the previously announced securities exchange agreement (the “Exchange Agreement”), dated August 14, 2019, with Elliott Associates, L.P., Elliott International, L.P, and Manchester Securities Corp. (together “Elliott”), its largest investor, consummated the exchange of certain outstanding securities of the Company (the “Exchanged Securities”), which in the aggregate were exercisable or convertible for 5,017,769 shares of Common Stock, and consisted of all of the (i) shares of the Company’s Series C-2 Preferred Stock, Series D Preferred Stock and Series F Preferred Stock held by Elliott in the amounts set forth in the Exchange Agreement, (ii) warrants held by Elliott, including warrants to purchase 40,000 shares of Common Stock at an exercise price of $35.00 per share (the “Series E Warrants”) and (iii)10% Senior Secured Convertible Notes issued on December 31, 2018 held by Elliott, together with an aggregate cash payment of $2,000,000 to the Company from Elliot, for 100,000 shares of a newly created series of Series G Preferred Stock. No shares of Series G Preferred Stock were issued in exchange for the surrender and cancellation of the Series E Warrants owned by Elliott, which were cancelled upon delivery to the Company. The Exchanged Securities, other than the Series E Warrants, were cancelled upon delivery of such Exchanged Securities by the respective holders to the Company and the issuance of the Series G Preferred Stock to such holders.

On September 6, 2019, in connection with the closing of the transactions contemplated under the Exchange Agreement, the Company also amended and restated its Registration Rights Agreement, dated as of November 9, 2017, by and between the Company and Elliott (the “Amended and Restated Registration Rights Agreement”), in order to include the shares of Common Stock currently held by Elliott, and the shares of Common Stock issuable upon conversion of the Series G Preferred Stock and the Series E Preferred Stock as registrable securities thereunder. The Amended and Restated Registration Rights Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

The foregoing descriptions are only brief summaries of such agreements and documents, do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated Registration Rights Agreement, the Certificate of Designation of the Series G Convertible Preferred Stock and the Second Amended and Restated Certificate of Designation of the Series E Convertible Preferred Stock filed as Exhibits 10.1, 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of the Series G Convertible Preferred Stock of CorMedix Inc., dated September 5, 2019.

3.2	Second Amended and Restated Certificate of Designation of the Series E Convertible Preferred Stock of CorMedix Inc., dated September 5, 2019.

10.1	Amended and Restated Registration Rights Agreement dated September 6, 2019, by and among CorMedix Inc. and Manchester Securities Corp., Elliott International, L.P. and Elliott Associates, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: September 11, 2019	By:	/s/ Robert W. Cook
	Name:	Robert W. Cook
	Title:	Chief Financial Officer

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